UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 4, 2007
GOVERNMENT PROPERTIES TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-31962 (Commission File Number)	20-0611663 (I.R.S. Employer Identification No.)

13625 California Street, Suite 310 Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (402) 391-0010
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 4, 2007, an action was filed in the District Court of Douglas County, Nebraska, Fourth District Court against Government Properties Trust, Inc. (the “Company”), all of the members of the Company’s Board of Directors and Record Realty (US) LLC. A copy of the complaint is filed with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. The defendants believe that the allegations in the complaint have no merit and intend to vigorously defend the action. There can be no assurance, however, that the defendants will be successful in defending this action.
Item 9.01 Financial Statements and Exhibits
99.1      Class Action Complaint and Praecipe

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Government Properties Trust, Inc. (Registrant)
January 11, 2007	By:	/s/ Thomas D. Peschio
		Name:	Thomas D. Peschio
		Title:	President and Chief Executive Officer

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